UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2010

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10750 Columbia Pike, Silver Spring, Maryland	20901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing the following pursuant to Item 7.01, “Regulation FD Disclosure.

On May 26, 2010, Choice Hotels International, Inc. posted a presentation to its website, www.choicehotels.com,which is scheduled to be presented on Wednesday, May 26, 2010 the Wells Fargo Securities and Gaming Lodging Conference in Las Vegas, Nevada. David White, senior vice president, chief financial officer and treasurer will be addressing participants at the event. The materials include certain non-GAAP financial measures. A reconciliation of those measures to the most directly related comparable GAAP measures is included in the presentation materials. The presentation materials are attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 — Choice Hotels International, Inc. Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2010	/s/ David L. White
David L. White
Senior Vice President & Chief Financial Officer & Treasurer